EXHIBIT 10.63

                           LEASE AMENDMENT NO. 3

     THIS LEASE AMENDMENT NO. 3, is made this 16th day of October, 1996, by and between JOHN HANCOCK LIFE INSURANCE COMPANY, a Massachusetts Corporation ("Landlord"), successor in interest to KOLL HANCOCK TORREY PINES, a California General Partnership, and AGOURON PHARMACEUTICALS, INC., a California Corporation ("Tenant").

     WHEREAS, by written lease dated December 8, 1992 Landlord leased to Tenant 10,255 rentable square feet of office space ("Original Space") located in Suite 100 of the office building known as TORREY PINES BUSINESS AND RESEARCH PARK ("Building"), located at 10350 North Torrey Pines Road, La Jolla, California, for a term of four (4) years, beginning on February 1, 1993, and ending on April 30, 1997;

     WHEREAS, by written Lease Amendment No. 1, dated February 26, 1993, Landlord leased an additional 3,774 rentable square feet on the plaza level of the building to Tenant for a term commencing May 1, 1993 and terminating April 30, 1997;

     WHEREAS, by written Lease Amendment No. 2, dated February 17, 1994, Landlord leased an additional 4,909 rentable square feet on the second floor of the Building to Tenant for a term commencing May 1, 1994 and terminating April 30, 1997. (The Lease, Lease Amendment No. 1, Lease Amendment No. 2 and Lease Amendment No. 3 are hereinafter referred to as "the Lease");

     WHEREAS, Landlord and Tenant desire to extend the initial term of the Lease and make certain other modifications to the Lease;

     NOW, THEREFORE, in consideration of the above stated premises and of the mutual promises and of the mutual promises and undertakings contained herein, the parties hereto agree as follows:

     1. The initial term of the Lease shall be extended two (2) years and four (4) months from May 1, 1997 with a new lease termination date of August 31, 1999.

     2.     Base Rent Schedule shall be payable as follows:

          Period               Total Monthly Base Rent

          5/1/96 - 4/30-97          $32,055.78
          5/1/97 - 5/31/97          $0.00
          6/1/97 - 4/30/98          $32,972.00
          5/1/98 - 4/30/99          $34,290.88
          5/1/99 - 8/31/99          $35,662.51

     3. Landlord will be responsible for calendar year 1997 ("Base Year") Operating Costs. Tenant will be responsible for any increase in Operating Costs above the 1997 calendar year Base Year. The Base Year shall be calculated based upon a 100% leased Project.

     4. There will be no parking fees for the Authorized Number of Parking Spaces during the term of the Lease or any extension thereof.

     5. Expansion - Tenant will have the First Right to Negotiate (behind existing third party expansion rights) on any space in excess of 10,000 square feet that becomes available in the Project during Tenant's lease term.

     6. Except as modified by this Lease Amendment No. 3, all other terms, covenants and conditions contained in the Lease shall remain in full force and effect. Initially capitalized terms not otherwise defined herein and amendments shall have the same meaning as contained in the Lease.

     IN WITNESS WHEREOF, the parties hereto have executed this LEASE AMENDMENT NO. 3 as of the date first above written, the execution and delivery thereof having been duly authorized.

          LANDLORD:

          JOHN HANCOCK LIFE INSURANCE COMPANY,
          a Massachusetts Corporation

          By:  /s/ John M. Nagle
              -----------------------------
                John M. Nagle
          Its:  Senior Investment Officer


          TENANT:

          AGOURON PHARMACEUTICALS, INC.
          A California Corporation

          By:  /s/ Glenn Zinser
              -----------------------------
               Glenn Zinser
         Its:  VP Operations

         Date: 10/15/96
               ----------------------------